TAXES ON INCOME (Deferred Tax Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Operating loss carryforward	$ 12,904	$ 11,862
Reserves and allowances	526	1,622
Total deferred tax asset before valuation allowance	13,430	13,484
Valuation allowance	(13,246)	(13,484)
Deferred tax assets	184
Deferred tax liabilities	(113)
Net deferred tax assets	$ 71